Capital Group Conservative Equity ETF
Investment portfolio
February 28, 2026
unaudited

Common stocks 97.53% Information technology 18.48%	Shares	Value (000)
Microsoft Corp.	195,201	$76,663
Broadcom, Inc.	165,502	52,886
Apple, Inc.	144,592	38,198
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	73,813	27,649
Applied Materials, Inc.	71,278	26,537
Accenture PLC, Class A	86,077	17,966
Texas Instruments, Inc.	63,457	13,460
Amphenol Corp., Class A	90,776	13,259
Corning, Inc.	83,533	12,562
		279,180
Health care 14.66%
Eli Lilly and Co.	45,166	47,514
AbbVie, Inc.	149,248	34,637
Gilead Sciences, Inc.	162,521	24,207
Abbott Laboratories	175,882	20,464
Johnson & Johnson	78,679	19,546
Amgen, Inc.	47,026	18,254
Medtronic PLC	165,150	16,129
CVS Health Corp.	165,162	13,196
UnitedHealth Group, Inc.	36,912	10,825
Thermo Fisher Scientific, Inc.	16,025	8,351
Danaher Corp.	39,302	8,279
		221,402
Financials 12.67%
JPMorgan Chase & Co.	111,882	33,598
Wells Fargo & Co.	253,219	20,625
PNC Financial Services Group, Inc.	85,193	18,091
BlackRock, Inc.	14,017	14,903
Progressive Corp.	69,280	14,802
Mastercard, Inc., Class A	26,815	13,869
Chubb, Ltd.	39,138	13,341
Truist Financial Corp.	261,216	12,880
Marsh & McLennan Cos., Inc.	56,757	10,599
Fidelity National Information Services, Inc.	198,933	10,138
CME Group, Inc., Class A	31,631	10,106
Morgan Stanley	55,945	9,315
Visa, Inc., Class A	28,474	9,116
		191,383
Industrials 12.48%
RTX Corp.	261,612	53,008
General Electric Co.	106,076	36,305
Carrier Global Corp.	440,071	28,340
Union Pacific Corp.	85,247	22,589
Capital Group Conservative Equity ETF — Page 1 of 5

unaudited
Common stocks (continued) Industrials (continued)	Shares	Value (000)
Automatic Data Processing, Inc.	63,719	$13,659
Rolls-Royce Holdings PLC (ADR)	650,604	12,114
Watsco, Inc.	28,521	11,903
Stanley Black & Decker, Inc.	121,689	10,525
		188,443
Consumer staples 10.47%
Philip Morris International, Inc.	283,857	53,033
Mondelez International, Inc., Class A	522,333	32,165
British American Tobacco PLC (ADR)	387,144	24,255
Coca-Cola Co.	295,511	24,102
Procter & Gamble Co.	95,258	15,927
Hershey Co.	36,448	8,612
		158,094
Utilities 8.30%
CenterPoint Energy, Inc.	541,560	23,558
NextEra Energy, Inc.	239,204	22,430
DTE Energy Co.	98,155	14,551
Dominion Energy, Inc.	219,060	13,831
Atmos Energy Corp.	71,214	13,302
Public Service Enterprise Group, Inc.	152,970	13,166
Constellation Energy Corp.	39,390	12,994
Sempra	119,314	11,486
		125,318
Consumer discretionary 5.61%
Starbucks Corp.	333,395	32,679
Home Depot, Inc.	80,497	30,647
McDonald’s Corp.	39,222	13,377
Tractor Supply Co.	156,459	8,111
		84,814
Energy 5.49%
Exxon Mobil Corp.	195,424	29,802
TC Energy Corp.	265,689	17,073
ConocoPhillips	128,601	14,591
Baker Hughes Co., Class A	170,782	11,145
EOG Resources, Inc.	83,197	10,323
		82,934
Materials 4.32%
Linde PLC	48,353	24,567
International Paper Co.	563,925	24,559
Air Products and Chemicals, Inc.	58,759	16,198
		65,324
Communication services 3.39%
Meta Platforms, Inc., Class A	49,068	31,805
Alphabet, Inc., Class A	62,320	19,429
		51,234
Capital Group Conservative Equity ETF — Page 2 of 5

unaudited
Common stocks (continued) Real estate 1.66%	Shares	Value (000)
Welltower, Inc. REIT	73,211	$15,164
Prologis, Inc. REIT	69,862	9,960
		25,124
Total common stocks (cost: $1,363,253,000)		1,473,250
Short-term securities 2.33% Money market investments 2.33%
Capital Group Central Cash Fund 3.65% (a)(b)	351,707	35,171
Total short-term securities (cost: $35,166,000)		35,171
Total investment securities 99.86% (cost: $1,398,419,000)		1,508,421
Other assets less liabilities 0.14%		2,070
Net assets 100.00%		$1,510,491
Investments in affiliates (b)

	Value at 6/1/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 2/28/2026 (000)	Dividend or interest income (000)
Short-term securities 2.33%
Money market investments 2.33%
Capital Group Central Cash Fund 3.65% (a)	$20,709	$114,239	$99,777	$(3)	$3	$35,171	$752

(a)	Rate represents the seven-day yield at 2/28/2026.
(b)	Affiliate of the fund or part of the same "group of investment companies" as the fund, as defined under the Investment Company Act of 1940, as amended.
Valuation disclosures

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open. Security transactions are recorded by the fund as of the date the trades are executed with brokers. Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date.
Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.
Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.
Capital Group Conservative Equity ETF — Page 3 of 5

unaudited
Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.
Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.
Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.
Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. At February 28, 2026, all of the fund’s investments were classified as Level 1.
Key to abbreviation(s)
ADR = American Depositary Receipts
REIT = Real Estate Investment Trust
Capital Group Conservative Equity ETF — Page 4 of 5

unaudited
Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.
Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing.
You may also call American Funds Service Company (AFS) at (800) 421-4225 or visit the Capital Group website at capitalgroup.com.
All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.
Capital Client Group, Inc., member FINRA.
© 2026 Capital Group. All rights reserved.
ETGEFP3-315-0426
Capital Group Conservative Equity ETF — Page 5 of 5